                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   January 1, 1996




                       WISCONSIN ELECTRIC POWER COMPANY
            (Exact name of registrant as specified in its charter)



                                    1-1245
                           (Commission file number)

             Wisconsin                                 39-0476280
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin      53201
          (Address of principal executive offices)               (Zip Code)


                                (414) 221-2345
             (Registrant's telephone number, including area code)





                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF WISCONSIN NATURAL GAS COMPANY

Effective at 12:01 a.m., Central Time, on January 1, 1996, Wisconsin Natural Gas Company ("Wisconsin Natural"), a wholly-owned subsidiary of Wisconsin Energy Corporation ("Wisconsin Energy"), was merged with and into Wisconsin Electric Power Company ("Wisconsin Electric"), all of the Common Stock of which is owned by Wisconsin Energy (the "Merger"). In the transaction, all 1,725,000 shares of Wisconsin Natural Common Stock outstanding and held by Wisconsin Energy were deemed cancelled at the effective time of the Merger.
No new shares of Wisconsin Electric Common Stock were issued in connection with the Merger. Each share of Wisconsin Electric Common Stock and Preferred Stock which was issued and outstanding immediately prior to the effective time of the Merger remained an identical issued and outstanding share of such respective stock of Wisconsin Electric, as the surviving corporation, immediately after the effective time of the Merger.

On April 27, 1995, the Michigan Public Service Commission issued an order approving the Merger. On May 9, 1995, the Public Service Commission of Wisconsin ("PSCW") issued an order approving the Merger.

The Merger was effected pursuant to the Plan and Agreement of Merger, dated as of June 30, 1994, by and between Wisconsin Electric and Wisconsin Natural (the "Merger Agreement"). The Merger Agreement was approved by the requisite vote of the stockholders of Wisconsin Electric at a special meeting of stockholders held on December 15, 1994. The Merger Agreement was approved by Wisconsin Energy, as sole stockholder of Wisconsin Natural, on October 26, 1994.

Wisconsin Natural was a gas utility engaged in the purchase, distribution and sale of natural gas to retail customers and the transportation of customer-owned gas in three distinct service areas in Wisconsin: west and south of the City of Milwaukee; the Appleton area; and the Prairie du Chien area. Wisconsin Natural's service territory had an estimated population of over 1,100,000 and was largely within the electric service area of Wisconsin Electric. Wisconsin Electric will continue to use the acquired facilities of Wisconsin Natural for the distribution and transportation of natural gas.

The Merger is being accounted for by the consolidation of the accounts of Wisconsin Electric and Wisconsin Natural. This accounting treatment for the combination of assets and liabilities is similar to that which would result from a pooling of interests in that the assets and liabilities are combined at historical book values. Income of Wisconsin Electric as the surviving corporation in the Merger will include income of the former Wisconsin Natural for fiscal 1996 and thereafter. The reported income of the separate entities for the prior periods will be combined and restated as income of Wisconsin Electric.

Further information concerning the Merger is set forth in the Wisconsin Electric Proxy Statement (File No. 1-1245), dated October 31, 1994, distributed in connection with the special meeting of stockholders to vote on the transaction held on December 15, 1994.

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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 5.  OTHER ITEMS

MERGER AGREEMENT WITH NORTHERN STATES POWER

As previously reported, on April 28, 1995, Wisconsin Energy and Northern States Power Company, a Minnesota corporation ("NSP"), entered into an Agreement and Plan of Merger, which was amended and restated as of July 26, 1995 (the "Wisconsin Energy Merger Agreement"). The Wisconsin Energy Merger Agreement provides for a strategic business combination involving Wisconsin Energy and NSP in a "merger-of-equals" transaction. As a result, Wisconsin Energy will become a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended, and will change its name to Primergy Corporation ("Primergy"). Primergy will be the parent company of NSP, which, for regulatory reasons will reincorporate in Wisconsin ("New NSP"), of Wisconsin Electric (including the former operations of Wisconsin Natural), which will be renamed Wisconsin Energy Company, and of the other subsidiaries of Wisconsin Energy and NSP. The business combination is intended to be tax-free for income tax purposes and to be accounted for as a "pooling of interests."

Northern States Power Company, a Wisconsin corporation ("NSP-WI"), currently a wholly-owned subsidiary of NSP, will also be merged into Wisconsin Energy Company in connection with the transactions contemplated by the Wisconsin Energy Merger Agreement. Prior to the merger of NSP-WI into Wisconsin Energy Company, New NSP will acquire certain gas utility assets in La Crosse and Hudson, Wisconsin, from NSP-WI.

Further information related to the Wisconsin Energy Merger Agreement was previously reported in Wisconsin Energy's Current Reports on Form 8-K dated as of April 28, 1995 and as of September 13, 1995, Wisconsin Electric's Current Report on Form 8-K dated as of August 25, 1995 and in Wisconsin Energy's and Wisconsin Electric's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995. Detailed information with respect to the Wisconsin Energy Merger Agreement and the transactions contemplated thereby is contained in the Joint Proxy Statement/Prospectus dated August 7, 1995 (contained in Wisconsin Energy's Registration Statement on Form S-4, Registration No. 33-61619) which related to the meetings of the shareholders of Wisconsin Energy and NSP on September 13, 1995 at which the Wisconsin Energy Merger Agreement and certain related matters were approved.

POINT BEACH INDEPENDENT SPENT FUEL STORAGE INSTALLATION

On December 22, 1995, the Dane County Circuit Court issued a decision vacating and remanding the February 9, 1995 order of the PSCW which authorized Wisconsin Electric to construct and operate an independent spent fuel storage installation ("ISFSI") for the storage of spent nuclear fuel assemblies at Wisconsin Electric's Point Beach Nuclear Plant ("Point Beach"). The Court held that the environmental impact statement prepared by the PSCW for this project was inadequate in two respects. First, it did not adequately analyze the environmental impacts from the storage of spent fuel for a sufficient duration; second, it did not sufficiently evaluate the alternative of employing a combination of renewable energy resources and conservation in lieu of continued operation of Point Beach beyond 1998. The Court also held that



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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 5.  OTHER ITEMS (Cont'd)

POINT BEACH INDEPENDENT SPENT FUEL STORAGE INSTALLATION (Cont'd)

the PSCW failed to make the findings of fact and conclusions of law, based on the record, demonstrating that it properly considered the priorities of conservation, renewable and other energy resources over nuclear resources to the extent cost effective, technically feasible and environmentally sound.
The Court rejected the petitioners' claim that the PSCW abused its discretion in authorizing construction and operation of the ISFSI and determined that the Court should not substitute its judgment for that of the PSCW on an issue of discretion. The PSCW is expected to take action on remand to cure the defects found by the Court. The matter is pending.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a)  FINANCIAL STATEMENTS:

     The financial statements of Wisconsin Natural listed in the descriptions of Exhibits (99)-1 and (99)-2 in paragraph (c) of this Item 7 are incorporated herein by reference. The audited financial statements so listed are included in Item 8 of Wisconsin Natural's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 2-2066). The unaudited interim financial statements so listed are included in
     Item 1 in Part I of Wisconsin Natural's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

     The financial statements of NSP-WI listed in the descriptions of Exhibits
     (99)-3 and (99)-4 in paragraph (c) of this Item 7 are incorporated herein by reference. The audited financial statements so listed are included in
     Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 10-3140). The unaudited interim financial statements so listed are included in Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

(b)  PRO FORMA FINANCIAL INFORMATION:

     The unaudited pro forma financial information listed in the description of Exhibit (99)-6 in paragraph (c) of this Item 7 is incorporated herein by reference and combines the historical balance sheets and statements of income of Wisconsin Electric, Wisconsin Natural and NSP-WI. The unaudited pro forma financial information so listed is included in
     Item 5 in Part II of Wisconsin Electric's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995. This pro forma financial information updates through the third quarter of 1995 pro forma financial information included in ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS in







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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Cont'd)

(b)  PRO FORMA FINANCIAL INFORMATION: (Cont'd)

     Wisconsin Electric's Current Report on Form 8-K dated as of August 25, 1995, which also contains unaudited pro forma combined condensed statements of income of Wisconsin Energy Company for each of the three years in the period ended December 31, 1994, which are not repeated herein but are incorporated herein by reference as Exhibit (99)-5 to this report.

(c)  EXHIBITS:

The following Exhibits are filed with this report:

      Exhibit No.

      (4)-1 Conformed Fortieth Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Mortgage and Deed of Trust, dated October 28, 1938, of Wisconsin Electric (to reflect the conveyance of properties acquired by merger with Wisconsin Natural).

      (4)-2 Conformed Fourteenth Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Mortgage and Deed of Trust, dated June 1, 1950, of Wisconsin Natural (to reflect the assumption of bonds by Wisconsin Electric in connection with merger).

      (4)-3 First Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Indenture, dated as of September 1, 1992, of Wisconsin Natural (to reflect assumption of obligations under Indenture and securities by Wisconsin Electric in connection with merger).

      (99)-7  News Release dated December 29, 1995.

The following exhibits are incorporated herein by reference:

      (2)-1 Amended and Restated Agreement and Plan of Merger, dated as of April 28, 1995, as amended and restated as of July 26, 1995, by and among NSP, Wisconsin Energy, Northern Power Wisconsin Corp. and WEC Sub Corp. (Exhibit (2)-1 to Wisconsin Energy's Registration Statement on Form S-4 filed on August 7, 1995, Registration No. 33-61619.)

      (2)-2 Plan and Agreement of Merger, dated June 30, 1994, by and between Wisconsin Electric and Wisconsin Natural. (Appendix A to Wisconsin Electric's Proxy Statement dated October 31, 1994, in File No. 1-1245.)

      (23)-1 Consent of Price Waterhouse LLP, Wisconsin Natural's independent accountants, dated August 25, 1995. (Exhibit (23)-1 to Wisconsin Electric's Current Report on Form 8-K dated August 25, 1995.)

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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Cont'd)

(c)   EXHIBITS: (Cont'd)

      Exhibit No.

      (23)-2 Consent of Deloitte & Touche LLP, NSP-WI's independent accountants, dated August 25, 1995. (Exhibit (23)-2 to Wisconsin Electric's Current Report on Form 8-K dated August 25, 1995.)

      (99)-1  Audited Financial Statements of Wisconsin Natural at
              December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of Wisconsin Natural's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 2-2066.)

      (99)-2 Unaudited Interim Financial Statements of Wisconsin Natural at September 30, 1995 and for the three and nine month periods ended September 30, 1995 and 1994. (Item 1 in Part I of Wisconsin Natural's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1995, File No. 2-2066.)

      (99)-3 Audited Financial Statements of NSP-WI at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 10-3140.)

      (99)-4  Unaudited Interim Financial Statements of NSP-WI at
              September 30, 1995 and for the three and nine month periods ended September 30, 1995 and 1994. (Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1995, File No. 10-3140.)

      (99)-5 Wisconsin Energy Company unaudited pro forma combined condensed statements of income for each of the three years in the period ended December 31, 1994. (Included in Wisconsin Electric's Current Report on Form 8-K dated as of August 25, 1995.)

      (99)-6 Unaudited Pro Forma Combined Condensed Financial Information, consisting of Unaudited Pro Forma Combined Condensed Balance Sheets at September 30, 1995 of Wisconsin Electric, NSP-WI and Wisconsin Energy Company, Unaudited Pro Forma Combined Condensed Statements of Income of Wisconsin Energy Company for the Nine Months Ended September 30, 1995 and 1994 and the Twelve Months Ended September 30, 1995, and the Notes thereto. (Item 5 in
              Part II of Wisconsin Electric's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, File No. 1-1245.)







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                                                                      FORM 8-K

                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------
                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WISCONSIN ELECTRIC POWER COMPANY
                                      --------------------------------------
                                                   (Registrant)



                                      /s/C. H. Baker
                                      --------------------------------------
   Date: January 15, 1996             C. H. Baker, Vice President - Finance


































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                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

                                 EXHIBIT INDEX

                          Current Report on Form 8-K
                         Report Dated January 1, 1996

          Exhibit
          Number
     -------
The following exhibits are filed with this report:

      (4)-1 Conformed Fortieth Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Mortgage and Deed of Trust, dated October 28, 1938, of Wisconsin Electric (to reflect the conveyance of properties acquired by merger with Wisconsin Natural).

      (4)-2 Conformed Fourteenth Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Mortgage and Deed of Trust, dated June 1, 1950, of Wisconsin Natural (to reflect the assumption of bonds by Wisconsin Electric in connection with merger).

      (4)-3 First Supplemental Indenture of Wisconsin Electric, dated January 1, 1996, to Indenture, dated as of September 1, 1992, of Wisconsin Natural (to reflect assumption of obligations under Indenture and securities by Wisconsin Electric in connection with merger).

      (99)-7  News Release dated December 29, 1995.

The following exhibits are incorporated herein by reference:

      (2)-1 Amended and Restated Agreement and Plan of Merger, dated as of April 28, 1995, as amended and restated as of July 26, 1995, by and among NSP, Wisconsin Energy, Northern Power Wisconsin Corp. and WEC Sub Corp. (Exhibit (2)-1 to Wisconsin Energy's Registration Statement on Form S-4 filed on August 7, 1995, Registration No. 33-61619.)

      (2)-2 Plan and Agreement of Merger, dated June 30, 1994, by and between Wisconsin Electric and Wisconsin Natural. (Appendix A to Wisconsin Electric's Proxy Statement dated October 31, 1994, in File No. 1-1245.)

      (23)-1 Consent of Price Waterhouse LLP, Wisconsin Natural's independent accountants, dated August 25, 1995. (Exhibit (23)-1 to Wisconsin Electric's Current Report on Form 8-K dated August 25, 1995.)

      (23)-2 Consent of Deloitte & Touche LLP, NSP-WI's independent accountants, dated August 25, 1995. (Exhibit (23)-2 to Wisconsin Electric's Current Report on Form 8-K dated August 25, 1995.)




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                       WISCONSIN ELECTRIC POWER COMPANY
                       --------------------------------

                            EXHIBIT INDEX (Cont'd)


                          Current Report on Form 8-K
                         Report Dated January 1, 1996

          Exhibit
          Number
     -------
      (99)-1  Audited Financial Statements of Wisconsin Natural at
              December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of Wisconsin Natural's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 2-2066.)

      (99)-2 Unaudited Interim Financial Statements of Wisconsin Natural at September 30, 1995 and for the three and nine month periods ended September 30, 1995 and 1994. (Item 1 in Part I of Wisconsin Natural's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1995, File No. 2-2066.)

      (99)-3 Audited Financial Statements of NSP-WI at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. (Item 8 of NSP-WI's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 10-3140.)

      (99)-4  Unaudited Interim Financial Statements of NSP-WI at
              September 30, 1995 and for the three and nine month periods ended September 30, 1995 and 1994. (Item 1 in Part I of NSP-WI's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1995, File No. 10-3140.)

      (99)-5 Wisconsin Energy Company unaudited pro forma combined condensed statements of income for each of the three years in the period ended December 31, 1994. (Included in Wisconsin Electric's Current Report on Form 8-K dated as of August 25, 1995.)

      (99)-6 Unaudited Pro Forma Combined Condensed Financial Information, consisting of Unaudited Pro Forma Combined Condensed Balance Sheets at September 30, 1995 of Wisconsin Electric, NSP-WI and Wisconsin Energy Company, Unaudited Pro Forma Combined Condensed Statements of Income of Wisconsin Energy Company for the Nine Months Ended September 30, 1995 and 1994 and the Twelve Months Ended September 30, 1995, and the Notes thereto. (Item 5 in
              Part II of Wisconsin Electric's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, File No. 1-1245.)









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